77Q1(e)

1.  Management Agreement with American Century Investment Management, Inc.
effective  July 16, 2010, Filed as Exhibit 99 (d)(4) to Form 485B
Post-Effective  Amendment No. 58 to  the  Registrant's  Registration
Statement  filed  on  Form  N-1A  10/28/10, effective 11/01/10, and incorporated herein by reference.